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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                _________________


                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 26, 2002

                                _________________


                     GEMSTAR - TV GUIDE INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                    0-26878                95-4782077
(State or Other Jurisdiction  (Commission File Number)      (IRS Employer
      of Incorporation)                                  Identification No.)

                          135 North Los Robles Avenue,
                                    Suite 800
                           Pasadena, California 91101
                     (Address of Principal Executive Offices
                                  and Zip Code)

                                 (626) 792-5700
               Registrant's telephone number, including area code


          (Former Name or Former Address, if Changed Since Last Report)

                               _________________


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  EXHIBITS.

Exhibit No.     Description
-----------     -----------

99.1            Statement Under Oath of Principal Executive Officer dated
                September 26, 2002

99.2            Statement Under Oath of Principal Financial Officer dated
                September 26, 2002


ITEM 9.  REGULATION FD DISCLOSURE.

     On September 26, 2002, each of the Principal Executive Officer, Henry Yuen, and the Principal Financial Officer, Elsie Leung, of the Company submitted to the Securities and Exchange Commission ("SEC") sworn statements updating the statements that were delivered to the SEC on August 14, 2002 in response to SEC Order No. 4-460. A copy of each of these statements is furnished as an exhibit to this report (Exhibits 99.1 and 99.2, respectively).

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2002
                                          GEMSTAR - TV GUIDE INTERNATIONAL, INC.


                                          BY:     /s/ Jonathan B. Orlick
                                             -----------------------------------
                                          NAME:   JONATHAN B. ORLICK
                                          TITLE:  EXECUTIVE VICE PRESIDENT &
                                                  GENERAL COUNSEL